Exhibit 10.3

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

OPTION AGREEMENT

THIS OPTION AGREEMENT is made and entered into as of August 3, 2011 (the “Effective Date”) by and between GOLDEN PHOENIX MINERALS, INC., a Nevada corporation, whose address is 1675 E. Prater Way, Suite 102, Sparks, Nevada 89434 (the “Grantor”) and WATERTON GLOBAL VALUE, L.P., by the general partner of its general partner, Cortleigh Limited, whose address is Folio House, P.O. Box 800, Road Town, Tortola, VG1110 (“Waterton”), with Scorpio Gold (US) Corporation, a Nevada corporation, whose address is 995 Rue Germain, Val-d’Or, Quebec, Canada J9P 7H7 (“Scorpio Gold”), acknowledging the agreements contained herein.  Grantor and Waterton will be collectively referred to hereinafter as the “Parties” and individually as “Party.”

Recitals

A.           Grantor owns an undivided 30% interest in Mineral Ridge Gold, LLC, a Nevada limited liability company (“Mineral Ridge”, with all of Grantor’s ownership interest in Mineral Ridge at any point in time being referred to herein as the “Mineral Ridge Interest”).

B.           Mineral Ridge is currently owned by Grantor and Scorpio Gold with Grantor owning 30% of the ownership interest and Scorpio Gold owning 70% of the ownership interest; pursuant to the Operating Agreement (defined below), Scorpio Gold has certain rights to increase its ownership interest to 80% while reducing Grantor’s ownership interest to 20%, all on the terms and conditions set forth therein.

C.           Scorpio Gold and Grantor are parties to that certain Operating Agreement for Mineral Ridge Gold, LLC dated as of March 10, 2010 (as amended, modified, supplemented or restated from time to time, the “Operating Agreement”), which governs the management, operation and administration of Mineral Ridge.

D.           Scorpio Gold, Scorpio Gold Corporation (which directly or indirectly wholly owns Scorpio Gold) and Grantor are parties to that certain Exploration, Development and Mining Joint Venture Members’ Agreement and Limited Liability Company Operating Agreement dated December 31, 2009, which pertains to certain Company operational matters and restrictions (as amended, modified, supplemented or restated from time to time, the “Exploration Agreement”, and together with the Operating Agreement, the “Company Agreements”).

E.           Mineral Ridge owns or holds those certain properties consisting of fee lands, patented mining claims, unpatented mining claims, unpatented millsite claims, leases, water and water rights and other property interests located in Esmeralda County, Nevada, as further described on Exhibit A attached hereto and incorporated herein (together with all further and hereafter acquired properties and interests, the “Mineral Ridge Properties”), along with the buildings, structures, improvements and fixtures thereon and certain equipment, machinery and other assets located thereon or used in connection therewith.

F.           Grantor desires to grant to Waterton, and Waterton desires to acquire from Grantor, an exclusive option to purchase all of Grantor’s right, title and interest in and to Mineral Ridge, including Grantor’s rights in and to the Company Agreements and the right of Grantor to receive or obtain its undivided interest in the Mineral Ridge Properties.

G.           Grantor, Waterton and Scorpio Gold have entered into that certain Consent, Waiver and Subordination dated August 3, 2011 (the “Consent”), whereby, among other things, Scorpio Gold has consented to this Agreement and the option granted to Waterton hereby and has agreed to accept Waterton as a full member of Mineral Ridge, with all rights and obligations of a member of Mineral Ridge.

H.           Scorpio Gold desires hereby to acknowledge the Consent and its consent to the transactions contemplated hereby.

I.           Grantor and Waterton desire to enter into this Agreement to document the terms and conditions of the exclusive option granted by Grantor to Waterton with respect to Mineral Ridge and the Mineral Ridge Interest.

Agreement

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and conditions herein contained and recited, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following terms shall have the meanings assigned to them in this Article 1.

1.1           “Affiliate” shall mean any person, partnership, joint venture, corporation or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with, a Party to this Agreement.  For purposes of the preceding sentence, “control” means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting rights.

1.2           “Agreement” shall mean this Option Agreement, the recitals and all exhibits attached hereto and by this reference incorporated herein, together with all amendments, modifications, supplements and restatements from time to time in accordance with the terms hereof.

1.3           “Closing” shall have the meaning given thereto in Section 2.4.

1.4           “Commencement Date” means the date that is nine (9) months after the Effective Date (being May 3, 2012), unless a Corporate Event is, in Waterton’s sole discretion and opinion, likely to occur, in which case, the Commencement Date shall be the date that Waterton makes a determination that a Corporate Event is likely to occur, and Waterton shall notify Grantor of such Commencement Date.

1.5           “Company Agreements” shall have the meaning given thereto in the Recitals.

1.6           “Consent” shall have the meaning given thereto in the Recitals.

1.7           “Corporate Event” shall mean any one of the following events in respect of Mineral Ridge or any person that, directly or indirectly, owns or holds any interest in Mineral Ridge, including Scorpio Gold Corporation, Scorpio Gold and Grantor (along with Mineral Ridge, each an “MR Group Entity”:

(a)           any “person” or “person acting jointly or in concert” as defined under applicable securities laws or regulations, will acquire record or beneficial ownership (within the meaning of the Securities Act (Ontario) or other applicable law) of, or the power to exercise control or direction over, or securities convertible into, any voting shares of any MR Group Entity, that together with securities held by that person would constitute voting shares of any such MR Group Entity representing more than 20% of the then outstanding voting shares, measured by voting power rather than the number of shares, of such MR Group Entity; or

(b)           there will be consummated any amalgamation, consolidation, statutory arrangement (involving a business combination) or merger of any MR Group Entity; or

(c)           any person or group of persons will succeed in having a sufficient number of its nominees elected as a director of an MR Group Entity such that such nominees, when added to any existing directors after such election who was a nominee of or is an Affiliate or related person of such person or group of persons, will constitute a majority of the directors of such MR Group Entity; or

(d)           any MR Group Entity agrees to accept or solicit any of the foregoing.

1.8           “Effective Date” shall have the meaning given thereto in the Preamble.

1.9           “Environmental Laws” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Clean Air Act, the Clean Water Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Water Pollution Control Act, the Superfund Amendments and Reauthorization Act of 1986, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Mine Safety and Health Act of 1977, the Federal Land Policy and Management Act of 1976, and the National Historic Preservation Act, each as amended, and any state law counterparts, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, reclamation, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the existence, manufacture, processing, distribution, use, treatment, storage, disposal, recycling, transport, or handling or reporting or notification to any governmental authority in the collection, storage, use, treatment or disposal of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

1.10           “Exercise Date” shall have the meaning given thereto in Section 2.2.

1.11           “Expiration Date” shall have the meaning given thereto in Section 2.2.

1.12           “Exploration Agreement” shall have the meaning given thereto in the Recitals.

1.13           “Grantor” shall have the meaning given thereto in the Preamble, together with its successors and permitted assigns.

1.14           “Hazardous Materials” means any substance:  (a) the presence of which requires reporting, investigation, removal or remediation under any Environmental Law; (b) that is defined as a “hazardous waste,” “hazardous substance,” “extremely hazardous substance” or “pollutant” or “contaminant” under any Environmental Law; (c) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Law; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos or urea formaldehyde foam insulation; in each case subject to exceptions provided in applicable Environmental Laws.

1.15           “Lien” means any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, indenture, preferential right, assignment, option, production payment or other lien, encumbrance or collateral security instrument in, on or to, or any right, title or interest, or the rights, titles or interests of any person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such person, the signing of any mortgage, deed of trust, pledge, charge, security agreement, hypothecation, indenture, assignment or similar instrument, or the signing or filing of a financing statement, personal property security act filing or other similar instrument, which names such person as debtor, or the signing of any security agreement or other similar instrument authorizing any other party as the secured party thereunder to file any financing statement, personal property security act filing or other similar instrument.

1.16           “MI&I Ounces” shall have the meaning given thereto in Section 2.1.

1.17           “Mineral Ridge” shall have the meaning given thereto in the Recitals.

1.18           “Mineral Ridge Interest” shall have the meaning given thereto in the Recitals.

1.19           “Mineral Ridge Properties” shall have the meaning given thereto in the Recitals.

1.20           “New Report” shall have the meaning given thereto in Section 2.1.

1.21           “Offer” shall have the meaning given thereto in Section 2.7.

1.22           “Operating Agreement” shall have the meaning given thereto in the Recitals.

1.23           “Option” shall have the meaning given thereto in Section 2.1.

1.24           “Option Period” shall mean the period of time commencing on the Commencement Date and ending on the date that is ten (10) years after the Effective Date (being August 3, 2021).

1.25           “Purchase Price” shall have the meaning given thereto in Section 2.1.

1.26           “Scorpio Gold” shall have the meaning given thereto in the Preamble, together with its successors and assigns.

1.27           “Waterton” shall have the meaning given thereto in the Preamble, together with its successors and permitted assigns.

1.28           “$” shall mean United States currency.

ARTICLE 2
GRANT OF RIGHTS AND OPTION

2.1           Option Granted.  Grantor hereby irrevocably grants to Waterton the sole, exclusive and irrevocable option and right to purchase all of Grantor’s right, title and interest in and to, and ownership of, Mineral Ridge, including, without limitation, the Mineral Ridge Interest, Grantor’s right to receive an assignment of and become a party to the Company Agreements and the right of Grantor to receive or obtain an undivided interest in and to the Mineral Ridge Properties and all production and proceeds thereof or appertaining thereto, whether by partition, division or otherwise, which shall be exercisable by Waterton in its sole discretion at any time (the “Option”).  If Waterton exercises the Option, as consideration for the transfer, assignment and purchase of the foregoing, Waterton shall pay to Grantor an amount calculated based on the measured, indicated and inferred ounces of gold at and in the Mineral Ridge Properties at the time of the Closing, as such measured, indicated and inferred ounces of gold are determined by reference to the then most recent 43-101 report (with the ounces reflected in such report being the “Report Ounces”) prepared in respect of the Mineral Ridge Properties as filed by Scorpio Gold Corporation (“Scorpio”) on SEDAR (such report being the “Current Report”), or, at Waterton’s option, by reference to a new 43-101 report (the “New Report”) prepared by Micon International Limited, AMEC plc or SRK Consulting, where the cost of such New Report will be paid by Waterton (collectively, such measured, indicated and inferred ounces being the “MI&I Ounces”) [***] (collectively, the amount calculated in accordance with the foregoing shall be referred to as the “Purchase Price”).  The parties hereby acknowledge and agree that in the event that the Current Report is used to determine the MI&I Ounces, the Purchase Price shall be adjusted to account for all ounces of gold that have been extracted from the Mineral Ridge Properties since the date of the Current Report (such extracted ounces of gold being the “Extracted Ounces”) based on either of the two following formulae (as selected by Waterton at the time it exercises the Option): (i) the Purchase Price shall be reduced by an amount equal to the following:  [Purchase Price  X  (Extracted Ounces/Report Ounces)], or (ii) the Purchase Price shall be reduced (on a dollar for dollar basis) by the total aggregate value of any dividends or other distributions that the Grantor has received from Mineral Ridge since the date of the Current Report.

For the avoidance of doubt, the Extracted Ounces shall include all ounces of gold extracted from the Mineral Ridge Properties that Scorpio or Mineral Ridge have sold, transferred or delivered to any person, all ounces of gold extracted from the Mineral Ridge Properties that are stored on site or as inventory (whether on site or off site) and not yet sold or allocated for sale, and any and all other ounces of gold that have been extracted from the Mineral Ridge Properties since the date of the Current Report (including ounces of gold stored on heap leach pads, ounces of gold being processed (whether in the process of being milled, ground or aggregated, in ponds, in solution, in carbon columns or otherwise), ounces of gold in transit and ounces of gold that have been otherwise severed).  In order to confirm the Extracted Ounces, Waterton may retain an independent auditor, consultant or advisor to analyze and assess the Extracted Ounces, and Waterton and such auditor, consultant or advisor shall, upon three (3) days notice to the Grantor, and at a reasonable time during normal business hours, have the right to inspect, review and audit the accounts, books, records and other information relating to Mineral Ridge and mineral production at the Mineral Ridge Properties, including with respect to the extraction of mineral products, the processing of mineral products, deliveries to mills and refineries, deliveries to purchasers, the declaration and payment of dividends and distributions by Mineral Ridge and other relevant facts.

2.2           Option Period; Termination.

(a)           Option Period.  Unless sooner terminated by Waterton pursuant to Section 2.2(b), the Option shall expire at 5:00 p.m. Eastern time on the last day of the Option Period (the “Expiration Date”).  The Option may be exercised by Waterton at any time during the Option Period by delivery to Grantor of a written notice of election to exercise the Option prior to the end of the Option Period (the date such notice is effective being referred to hereinafter as the “Exercise Date”).

(b)           Termination.  In the event Waterton in its sole discretion desires to terminate this Agreement, which Waterton may elect to do in its sole discretion at any time during the Option Period, Waterton may terminate this Agreement by giving Grantor written notice of termination, and this Agreement shall be deemed terminated immediately upon receipt by Grantor of the notice of termination.  Following expiration of the Option Period without Waterton exercising the Option, Grantor shall have no further obligations or liabilities hereunder.  Grantor has no right to terminate, rescind or limit this Agreement or the Option prior to the Expiration Date.

2.3           Maintenance of Grantor’s Interest.  During the Option Period, Grantor shall maintain in full force and effect its full right, title and interest in and to Mineral Ridge, and in furtherance of the foregoing, in order to maintain its full interest in and to Mineral Ridge, Grantor shall timely pay and perform all amounts, debts, liabilities, capital calls and obligations set forth in the Company Agreements.  Furthermore, Grantor shall not sell, assign, transfer, convey, dispose of or grant any option or right of purchase with respect to or Lien on or to, Grantor’s right, title or interest in or to its ownership of Mineral Ridge, or agree to do any of the foregoing.  Prior to exercise of the Option, Waterton shall not be liable for damages, liabilities, indemnifications, obligations or losses of any kind associated with, arising or resulting from or otherwise attributable to Mineral Ridge or its business, operations or activities.

2.4           The Closing; Closing Deliveries.  If Waterton timely exercises the Option, the closing of the exercise of the Option (the “Closing”) shall take place within fifteen (15) days after the written notice of election to exercise the Option is delivered by Waterton to Grantor, at a time and place mutually agreeable to Waterton and Grantor.  At the Closing, Grantor shall: (a) deliver to Waterton all share certificates, membership certificates or other documents or instruments evidencing Grantor’s ownership of Mineral Ridge and otherwise evidencing Grantor’s Mineral Ridge Interest, together with a duly executed instrument of transfer or assignment or such other instruments or notations necessary to transfer such membership interest; (b) make or cause to be made all necessary and appropriate entries, notations, and written descriptions in the books and records of Grantor and in the books, records and share registry of Mineral Ridge necessary or desirable to record and evidence the transfer of the interest in Mineral Ridge to Waterton; (c) execute and deliver to Waterton an assignment agreement on terms and conditions, and containing representations and warranties, acceptable to Waterton; and (d) execute, acknowledge and deliver to Waterton such other and further deeds, assignments, stock transfers, documents and instruments as may be necessary or advisable to consummate the exercise of the Option.  At the Closing, Waterton shall: (x) pay to Grantor the full amount of the Purchase Price by wire transfer in accordance with written instructions, which instructions shall be delivered by Grantor to Waterton at least five (5) days prior to the date of the Closing; and (y) sign and deliver a document or instrument whereby Waterton agrees to assume and be bound by the Company Agreements.  In addition, each of the Parties will deliver such other closing certificates, documents and instruments as are reasonably requested by the other Party.

2.5           Transfer of Title at Closing.  Grantor has, and at the Closing Grantor shall assign, transfer and convey to Waterton, good and indefeasible title to Grantor’s right, title and interest in and to, and ownership of, Mineral Ridge and the Mineral Ridge Interest, free and clear of all Liens or other encumbrances, restrictions or agreements whatsoever (other than those imposed by the Company Agreements).  Grantor represents, warrants and covenants that at the Closing Waterton shall become a full member of Mineral Ridge for all purposes, with all rights and privileges of a member thereof.

2.6           Pre-Closing Due Diligence.  Prior to Closing, Waterton has the right to undertake and complete a full and complete due diligence review and analysis of Mineral Ridge and the Mineral Ridge Properties.  Grantor shall provide Waterton with full access, during normal business hours, to all books, records, files and documents related to Mineral Ridge and the Mineral Ridge Properties and all other information of Grantor related thereto or related to the Mineral Ridge Properties, and to furnish such data, information and documents as Waterton may reasonably request in connection with Waterton’s due diligence review.

2.7           Right of First Refusal; Preemptive Right.   If, notwithstanding the provisions of Section 2.3 of this Agreement and other relevant provisions of this Agreement, Grantor receives an offer to purchase or acquire the Mineral Ridge Interest or any right, title or interest related thereto that is the subject of this Option (an “Offer”), including any such Offer from Scorpio Gold or an Affiliate of Scorpio Gold (whether arising under the Company Agreements or otherwise), Grantor shall promptly notify Waterton of its receipt of an Offer.  The notice provided by Grantor shall be accompanied by a copy of the Offer and such other details, notices and information with respect thereto.  If the consideration for the Offer is, in whole or in part, other than monetary, the notice from Grantor shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash or currency).  Upon receipt of a notice of an Offer, Waterton shall have forty-five (45) days from the date of receipt of such notice to notify Grantor whether Waterton elects to acquire the interest subject to the Offer at the same price (or its monetary equivalent in cash or currency) and on substantially similar terms and conditions as set forth in such notice, or, in the alternative, whether Waterton elects to exercise its Option on the terms and conditions set forth herein.  The acquisition by Waterton shall be consummated promptly after notice of such election is delivered.  If Waterton rejects the Offer in writing and provides Grantor with Waterton’s written consent to Grantor’s transfer pursuant to the Offer (which Waterton may withhold in its sole discretion), then Grantor shall have sixty (60) days following receipt of the foregoing Waterton rejection and consent to consummate the transfer described in the Offer at the price and on the terms and conditions set forth in the Offer.  Notwithstanding the foregoing, in the event that an Offer is received, Waterton shall have and retain all of its rights and remedies under this Agreement, including, without limitation, the right to enforce Section 2.3, Section 8.14 and other relevant provisions of this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF GRANTOR

3.1           Representations and Warranties.  Grantor represents and warrants to Waterton as of the date hereof as follows, and covenant that these representations and warranties will be true and correct throughout the Option Period and through the Closing:

(a)           Organization and Standing; Corporate Power.

(i)           Grantor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

(ii)           Grantor has the requisite corporate power and authority (i) to enter into this Agreement and all other agreements and transactions contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements and transactions contemplated hereby.

(b)           Authorization.  All requisite corporate action on the part of Grantor, and its officers, directors, and shareholders, necessary for the execution, delivery, and performance of this Agreement, the Closing of the Option and all other transactions and agreements of Grantor contemplated hereby, have been taken.  This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by Grantor, will be, legal, valid, and binding obligations of Grantor enforceable against Grantor in accordance with their respective terms.  This representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(c)           No Violations.  The execution, delivery and performance of this Agreement will not violate, breach or conflict with: (i) any provision of the articles of incorporation or by-laws of Grantor, (ii) any law or statute applicable to Grantor, (iii) any order or judgment of any court or other agency of government; or (iv) any provision of any indenture, deed, agreement or other document or instrument to which Grantor is a party or by which its properties or assets are bound.  There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on Grantor which would be violated or contravened by the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder.

(d)           Title.

(i)           Grantor has good and indefeasible title to the Mineral Ridge Interest, free and clear of all Liens or other encumbrances, restrictions or agreements whatsoever.  Grantor has not pledged, conveyed, optioned or otherwise transferred or assigned (or agreed to pledge, convey, option or otherwise transfer assign) any interest in or right to Mineral Ridge to any third party, other than in favor of Waterton.

(ii)           Grantor’s interest in Mineral Ridge is not subject to any voting agreement, shareholder agreement, voting trust, proxy or other agreement or arrangement with respect to voting or decision-making or any option or agreement for the sale or transfer of such interest or any restriction with respect to the sale, transfer or conveyance of such interest, except as set forth in the Company Agreements.

(iii)           Grantor’s interest in Mineral Ridge constitutes 30% of the ownership interest in and to Mineral Ridge, which constitutes 100% of the ownership interest in and to Mineral Ridge owned by Pledgor.

(e)           Representations Regarding Mineral Ridge:

(i)           Mineral Ridge is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Nevada;

(ii)           The entire agreement between Grantor and Scorpio Gold for the governance, management, operation and administration of Mineral Ridge is evidenced by the Company Agreements;

(iii)           The Company Agreements have been executed by the duly authorized officers of Grantor and constitute the valid and binding agreement of the parties thereto, enforceable in accordance with its terms, and Grantor has full authority under all federal, state and local laws and regulations to perform all of its obligations under the Company Agreements;

(iv)           The Company Agreements are in full force and effect, Grantor is not in breach or default of any term or provision thereof, and to the best knowledge of Grantor, Scorpio Gold is not in breach or default of any term or provision thereof.  None of Grantor or to the best knowledge of Grantor Mineral Ridge or Scorpio Gold is in default in the performance of any of its respective obligations under the Company Agreements.  All payments and fees required to be paid by the Company to Grantor hereunder have been paid to the date hereof and Grantor does not have any claim against the Company for indemnification as of the date hereof;

(v)           To the best knowledge of Grantor, Mineral Ridge has the full and unfettered right to own, manage, use and operate its properties and assets, including the Mineral Ridge Properties;

(vi)           To the best knowledge of Grantor, Mineral Ridge has obtained all permits, licenses, approvals, authorizations and qualifications of all federal, state and local authorities required for it to carry on its operations at or on the Mineral Ridge Properties.  To the best knowledge of Grantor, Mineral Ridge is not in violation of and has no liability (other than liability for compliance with existing permits and laws, including but not limited to performance of reclamation) under any statute, rule or regulation of any governmental authority applicable to the Mineral Ridge Properties;

(vii)           To the best knowledge of Grantor, Mineral Ridge is not in violation of any law, rule, ordinance, or other governmental regulation, including, without limitation, those relating to zoning, condemnation, mining, reclamation, environmental matters, equal employment, and federal, state, or local health and safety laws, rules, and regulations, the lack of compliance with which could materially adversely affect the Mineral Ridge Properties;

(viii)           To the best knowledge of Grantor, there are no actions, suits or proceedings pending or threatened against or affecting the Mineral Ridge Properties, including any actions, suits, or proceedings being prosecuted by any federal, state or local department, commission, board, bureau, agency, or instrumentality.  To the best knowledge of Grantor, Mineral Ridge is not subject to any order, writ, injunction, judgment or decree of any court or any federal, state or local department, commission, board, bureau, agency, or instrumentality which relates to the Mineral Ridge Properties;

(ix)           To the best knowledge of Grantor, Mineral Ridge has good and marketable title to the Mineral Ridge Properties and has valid and effective rights to its leased property, in each case free and clear of Liens other than those notified to Waterton; and

(x)           To the best knowledge of Grantor, there is no condition or activity at the Mineral Ridge Properties which constitutes a nuisance or which could result in a violation of or liability under any applicable Environmental Law.  To the best knowledge of Grantor, Mineral Ridge has not received any notice of violation or any consent order issued under applicable Environmental Laws to which the Mineral Ridge Properties or Mineral Ridge’s operations thereon are now subject or may become subject.  To the best knowledge of Grantor, there are no pending or threatened proceedings by or before any court or other governmental authority with respect to operations on or the ownership of the Mineral Ridge Properties alleged to be, or to have been, in violation of, or to be the basis of liability under, any Environmental Law, and Grantor is not aware of any “release” (as defined in the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) of any Hazardous Materials at, from or affecting the Mineral Ridge Properties.

(f)           Contracts and Commitments.  Grantor is not in default, and will not be in default as a result of the consummation of the transactions contemplated by this Agreement, under any contract, agreement, commitment, mortgage, indenture, loan agreement, lease, license, or other instrument to which it is a party, the lack of compliance with which could materially adversely affect the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder or the transactions contemplated hereby.

(g)           Legality.  Grantor is not in material violation of any law, rule, ordinance, or other governmental regulation, including, without limitation, those relating to zoning, condemnation, mining, reclamation, environmental matters, equal employment, and federal, state, or local health and safety laws, rules, and regulations, the lack of compliance with which could materially adversely affect the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder or the transactions contemplated hereby.

(h)           Litigation and Claims.  There are no actions, suits or proceedings pending or, to the best knowledge of Grantor threatened against Grantor, including any actions, suits, or proceedings being prosecuted by any federal, state or local department, commission, board, bureau, agency, or instrumentality, that could materially adversely affect the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder or the transactions contemplated hereby.  Grantor is not subject to any order, writ, injunction, judgment or decree of any court or any federal, state or local department, commission, board, bureau, agency, or instrumentality that could materially adversely affect the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder or the transactions contemplated hereby.

(i)           Consents.  Grantor has obtained or made all consents, approvals, authorizations, declarations, or filings required by or under any federal, state, local, or other authority, stock exchange or any other third party or from Mineral Ridge or Scorpio Gold, in connection with the valid execution, delivery, and performance by Grantor of this Agreement and the consummation of the transactions contemplated hereby.

(j)           Recitals.  The Recitals to this Agreement are true and correct.

(k)           Brokerage or Finder’s Fee.  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Grantor in such manner as not to give rise to any valid claim for a brokerage commission, finder’s fee, or other fee or commission arising by reason of the transactions contemplated by this Agreement that would be added to or otherwise affect the Purchase Price or that would give rise to a valid claim against Waterton.

(l)           Representations.  No statements, warranties, or representations made by Grantor herein contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were or will be made, not misleading.

(m)           Survival of Representations.  All representations and warranties made by Grantor hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF WATERTON

4.1           Representations and Warranties of Waterton.  Waterton represents and warrants to Grantor as of the date hereof as follows, and covenants that these representations and warranties will be true and correct throughout the Option Period and through the Closing:

(a)           Organization and Standing.  Waterton is a limited partnership duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.

(b)           Power.  Waterton has the requisite partnership power and authority (i) to enter into this Agreement and all other agreements contemplated hereby, and (ii) to carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby.

(c)           Authorization.  All requisite partnership action on the part of Grantor necessary for the execution, delivery, and performance of this Agreement and all other agreements of Waterton contemplated hereby, have been taken.  This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by Waterton, will be, legal, valid, and binding obligations of Waterton enforceable against Waterton in accordance with their respective terms.  This representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(d)           No Violations.  The execution, delivery and performance of this Agreement will not violate, breach or conflict with: (i) any provision of the partnership or other constating documents of Waterton, (ii) any law or statute applicable to Waterton, (iii) any order or judgment of any court or other agency of government; or (iv) any provision of any indenture, deed, agreement or other document or instrument to which Waterton is a party or by which its properties or assets are bound.  There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on Waterton which would be violated or contravened by the execution, delivery, performance, or enforcement of this Agreement or any instrument or agreement required hereunder.

(e)           Representations.  No statements, warranties or representations made by Waterton herein contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statement made in light of the circumstances under which such statements were made or will be made, not misleading.

(f)           Survival of Representations.  All representations and warranties made by Grantor hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

ARTICLE 5
NOTICES

5.1           Notices.  All notices given in connection herewith shall be in writing, and all such notices and deliveries to be made pursuant hereto shall be given or made in person, by certified or registered mail, by reputable overnight courier, or by facsimile with receipt confirmed.  Such notices and deliveries shall be deemed to have been duly given and received when actually delivered in person or sent by facsimile (during normal business hours and with receipt confirmed), on the next business day following the date they are sent by courier, or three business days after registered or certified mailing, postage prepaid, and addressed as follows:

(a)           If to Grantor:

Golden Phoenix Minerals, Inc.
1675 E. Prater Way, Suite 102
Sparks, Nevada 89434
Attention: Tom Klein
Facsimile No.:  775-853-5010

(b)           If to Waterton:

Waterton Global Value, L.P.
c/o Waterton Global Resource Management, Inc.
199 Bay Street, Suite 5050
Toronto, Ontario
Canada M5L 1E2
Attention:
Facsimile No.: 416-504-3200

ARTICLE 6
TITLE TO AFTER-ACQUIRED INTERESTS

6.1           After-Acquired Property.  This Agreement applies and extends to any further or additional right, title, interest or estate heretofore or hereafter acquired by Grantor in or to Mineral Ridge or the Mineral Ridge Properties or any part thereof.

ARTICLE 7
ENTIRE AGREEMENT/AMENDMENT

7.1           Entire Agreement.  This Agreement is the complete expression of all agreements, contracts, covenants, and promises among the Parties, and all negotiations, understandings, and agreements among the Parties are set forth in this Agreement, which solely and completely expresses their understanding, and shall be construed without reference to any such negotiations, understandings and agreements.

7.2           Amendments.  This Agreement may not be amended or modified, nor may any obligation hereunder be waived, except by writing duly executed on behalf of all Parties, and unless otherwise specifically provided in such writing, any amendment, modification, or waiver shall be effective only in the specific instance and for the purpose it is given.

ARTICLE 8
GENERAL PROVISIONS

8.1           Governing Law.  This Agreement, and the rights and liabilities of the Parties hereunder, shall be governed by and construed in accordance with the laws of the State of Nevada, other than its rules as to conflicts of law, and the Parties hereby submit to the non-exclusive jurisdiction of the Nevada state and federal courts with respect to any matters arising out of or pertaining to this Agreement, and hereby waive any defenses of lack of jurisdiction, inconvenient forum or improper venue.

8.2           Parties in Interest; Assignment.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective Parties hereto and their successors and permitted assigns.  The rights, powers, privileges, and interests hereunder shall not be assignable by either Party, except to Affiliates or subsidiaries, or as otherwise specifically provided for herein, without the prior written consent of the non-assigning Party; provided that any Affiliate, subsidiary or third party to whom any rights, powers, privileges or interests hereunder or any interest in the Property are assigned or conveyed shall agree in writing to be bound by all the terms and conditions of this Agreement.

8.3           Other Business Opportunities.  This Agreement is, and the rights and obligations of the Parties are, strictly limited to the matters set forth herein.  Subject to the terms and conditions hereof, each of the Parties shall have the free and unrestricted right to independently engage in and receive the full benefits of any and all business ventures of any sort whatever, whether or not competitive with the matters contemplated hereby, without consulting the other or inviting or allowing the other to participate therein.  The doctrines of “corporate opportunity” or “business opportunity” shall not be applied to any other activity, venture, or operation of either Party.

8.4           No Partnership.  Nothing contained in this Agreement shall be deemed to constitute any Party the partner of the other, nor, except as otherwise herein expressly provided, to constitute any Party the agent or legal representative of the other, nor to create any fiduciary relationship between them.  It is not the intention of the Parties to create, nor shall this Agreement be construed to create, any mining, commercial, tax or other partnership or any joint venture.  No Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Parties, except as otherwise expressly provided herein.

8.5           Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other instrument or agreement contemplated hereby shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument or agreement.

8.6           Counterparts.  This Agreement may be executed in multiple counterparts, and all such counterparts taken together shall be deemed to constitute one and the same document.

8.7           Covenant Running With Land.  The Option and all of the covenants, conditions, and terms of this Agreement, including the right of Waterton to acquire Grantor’s right to receive or obtain its undivided interest in the Mineral Ridge Properties, shall (a) be of benefit to the parties, (b) run as a covenant with the Mineral Ridge Properties and the ground covered thereby (including any interest derived from the federal government in the event of the amendment or repeal of the General Mining Law of 1872), and (c) bind and inure to the benefit of the parties and their respective successors and permitted assigns (including any third party who acquires any interest in the Property).  The Option, this Agreement and the performance of the provisions hereof attaches to the Mineral Ridge Properties.

8.8           Time of Essence.  Time is of the essence in this Agreement.

8.9           Rule Against Perpetuities.  In the event a court of competent jurisdiction determines that the term or any other provision of this Agreement violates the Rule Against Perpetuities, then the term of this Agreement shall automatically be revised and reformed to coincide with the maximum term permitted by the Rule Against Perpetuities, or such other provision shall automatically be revised and reformed as necessary to comply with the Rule Against Perpetuities, and this Agreement shall not be terminated solely as a result of a violation of the Rule Against Perpetuities.

8.10           Additional Documents; Further Assurances.  At the request of either Party, the Parties shall from time to time execute and deliver all such further instruments, certificates and documents and do all such further actions and things as may be necessary or appropriate to fully perform, effectuate and carry out the purposes of this Agreement and the transactions contemplated hereby.

8.11           Joint Preparation.  Each provision of this Agreement shall be construed as though the parties participated equally in the drafting of the same.  Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

8.12           Severance of Invalid Provisions.  If and for so long as any provision of this Agreement shall be determined to be invalid for any reason whatsoever, such invalidity shall not affect the validity or operation of any other provision of this Agreement except only so far as shall be necessary to give effect to the construction of such invalidity, and any such invalid provision shall be deemed severed from this Agreement without affecting the validity of the balance of this Agreement.

8.13           Recording.  The Parties agree that any Party may record this Agreement (or a memorandum or short form of this Agreement) in the official records of Esmeralda County, Nevada.

8.14           SPECIFIC PERFORMANCE; SPECIAL REMEDIES.  Each of the Parties hereto acknowledges that the other Party would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by a Party hereto could not be adequately compensated in all cases by monetary damages alone.  Accordingly, in addition to any other right or remedy to which a Party may be entitled, at law or in equity, each shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

8.15           Right of Set-Off.  Waterton shall have the right to set off and apply any indebtedness, liability or other monetary obligation at any time owing by Grantor to or for the credit or the account of Waterton against the Purchase Price in the event that Waterton exercises the Option, and Grantor hereby expressly authorizes Waterton to so set off and apply any and all such amounts to the payment of the Purchase Price.

8.16           Construction.  Whenever the word “including” is used in this Agreement, it shall be deemed to mean “including without limitation.”

[signatures on following page]

IN WITNESS WHEREOF, the Parties hereto have caused this Option Agreement to be duly executed, delivered, and effective from the date first above written.

GRANTOR:

GOLDEN PHOENIX MINERALS, INC.
a Nevada corporation

By: /s/ Thomas Klein
(name): Thomas Klein
(title): Chief Executive Officer

WATERTON:

WATERTON GLOBAL VALUE, L.P., by the
General Partner of its General Partner,
CORTLEIGH LIMITED

By: /s/ Peter Poole
Authorized Signing Officer

The undersigned, Scorpio Gold (US) Corporation, as a member and the manager of Mineral Ridge Gold, LLC, a Nevada limited liability company, hereby confirms and acknowledges that it has reviewed this Option Agreement.  The undersigned further confirms and acknowledges that it has signed and delivered the Consent and that the undersigned has consented to this Option Agreement and the transactions contemplated hereby, and, upon exercise of the Option, the undersigned will admit Waterton as a member of Mineral Ridge Gold, LLC with all rights and privileges of a member thereof.

Agreed and Confirmed as of the date first above written:

SCORPIO GOLD (US) CORPORATION

By:         /s/ Peter J. Hawley
(name):        Peter J. Hawley
(title):           President

[Option Agreement Signature Page]

STATE OF                                 )
                                                     )ss.
COUNTY OF ___________  )

The foregoing instrument was acknowledged before me on this _______ day of __________________, 2011, by ______________________, as _____________________ of Golden Phoenix Minerals, Inc., a Nevada corporation.

Witness my hand and official seal.

Notary Public
My Commission expires:

[Seal]
STATE OF                                )
                                                    )ss.
COUNTY OF ___________  )

The foregoing instrument was acknowledged before me on this _______ day of __________________, 2011, by ______________________, as _____________________ of Cortleigh Limited, the general partner of the general partner of Waterton Global Value, L.P..

Witness my hand and official seal.

Notary Public
My Commission expires:

[Seal]

STATE OF                                  )

                                                      )ss.
COUNTY OF ___________    )

The foregoing instrument was acknowledged before me on this _______ day of __________________, 2011, by ______________________, as _____________________ of Scorpio Gold (US) Corporation, a Nevada corporation.

Witness my hand and official seal.

Notary Public
My Commission expires:

[Seal]

EXHIBIT A

to

OPTION AGREEMENT Dated as of August 3, 2011
By and between
Golden Phoenix Minerals, Inc. and
Waterton Global Value, L.P.,
with Scorpio Gold (US) Corporation acknowledging the agreements therein

Mineral Ridge Project Properties

ESMERALDA COUNTY, NEVADA

Those unpatented  mining claims, patented  mining claims, fee lands and other real property  rights and interests (whether  surface, underground, mineral, or other) set forth in the following attached  pages, all of which are located in Esmeralda County, Nevada:

[see attached]

A-1

Mineral Ridge Property:

Unpatented Claims:

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
NewAndrewV	1	2S	38 E	94(182)	502(335)	145079	09/02/84	324341	16.6
K-2	1, 2	2S	38E	94(192)	504(337)	145080	09/01/84	324343	6.1
Wedge 5	1	2S	38 E	111	330	109684	02/04/87	403137	1.1
Wedge 10	35 2	1S 2S	38 E 38 E	111	335	109689	02/04/87	403142	20.7
Wedge 11	2	2S	38 E	111	338	109690	02/04/87	403143	20.7
Mineral Ridge 1	1	2S	38 E	113	407	110807	07/01/87	420478	12.4
Mineral Ridge 2	1	2S	38 E	113	408	110808	07/01/87	420479	7.1
Mineral Ridge 3	1	2S	38 E	113(182)	409(339)	145081	07/01/87	420480	13.0
DNG 1	36	1S	38 E	175	87	141744	12/17/93	694678	20.7
DNG2	36 1	1S 2S	38 E 38 E	175	88	141745	12/17/93	694679	18.1
DNG3	35	1S	38 E	175	89	141746	12/17/93	694680	20.7
DNG4	36 1	1S 2S	38 E 38 E	175	90	141747	12/17/93	694681	13.5
DNG9	1, 2	2S	38 E	175	93	141751	12/17/93	694685	0.6
CDY 1	8	2S	38 E	175	96	141754	12/17/93	694689	20.7
CDY2	5,6	2S	38 E	175	97	141755	12/17/93	694690	20.7
CDY3	6	2S	38 E	175	98	141756	12/17/93	694691	16.5
CDY4	6	2S	38 E	175	99	141757	12/17/93	694692	20.7
CDY6	6	2S	38 E	175	101	141758	12/17/93	694694	20.7
CDY8	6	2S	38 E	175	103	141759	12/17/93	694696	20.7
CDY10	6	2S	38 E	175	105	141760	12/17/93	694698	20.2
COY 11	6.	2S	38 E	175	106	141761	12/17/93	694699	3.4
CDY12	6	2S	38 E	175	107	141762	12117/93	694700	17.7
CDY13	6	2S	38 E	175	108	141763	12/17/93	694701	17.6
CDY14	6, 7	2S	38 E	175	109	141764	12/17/93	694702	20.7
W.W.2	32	1S	39 E	177	81	142676	07/15/94	703679	4.0
MIK2	1	2S	38 E	182	343	145084	11/30/95	725978	0.1
TRE 1	6	2S	38 E	182	344	145085	11/30/95	725979	2.3
TRE2	1 6	2S 2S	38 E 39 E	182	345	145086	11/30/95	725980	12.2
TRE3	6	2S	38 E	182	346	145087	11/30/95	725981	10.0
Sue 1	2	2S	38 E	182	371	145113	11/29/95	725982	20.7
Sue 2	2	2S	38 E	182	372	145114	11/29/95	725983	14.1
Sue 3	2	2S	38 E	182	373	145115	11/29/95	725984	18.6
Sue 4	2	2S	38 E	182	374	145116	11/29/95	725985	20.7
Sue 5	2	2S	38 E	182	375	145117	11/29/95	725986	20.7
Sue 6	1, 2	2S	38 E	182	376	145118	11/29/95	725987	19.7
Sue 7	1, 2	2S	38 E	182	377	145119	11/29/95	725988	15.3
Sue 8	1	2S	38 E	182	378	145120	11/29/95	725989	10.0
NCY No.1	11, 12	2S	38 E	182	350	145092	11/28/95	725989	20.7
NCY No.2	1, 2, 11, 12	2S	38 E	182	351	145093	11/28/95	725991	20.7
NCY No.3	12	2S	38 E	182	352	145094	11/28/95	725992	20.7
NCY No.4	1, 12	2S	38 E	182	353	145095	11/28/95	725993	20.7
NCY No.5	12	2S	38 E	182	354	145096	11/28/95	725994	20.7
NCY No.6	12	2S	38 E	182	355	145097	11/28/95	725995	20.7
NCY No.7	1, 12	2S	38 E	182	356	145098	11/28/95	725996	16.4

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
NCY No.8	12	2S	38 E	182	357	145099	11/28/95	725997	20.7
NCY No.9	1, 12	2S	38 E	182	358	145100	11/28/95	725998	17.4
NCY No.10	12	2S	38 E	182	359	145101	11/28/95	725999	20.7
NCY No. 11	1, 12	2S	38 E	182	360	145102	11/28/95	726000	18.0
NCY No. 12	1, 12	2S	38 E	182	361	145103	11/28/95	726001	17.6
MIK No.1	1	2S	38 E	182	349	145091	11/29/95	726013	3.3
BEN#1	1	2S	38 E	184	312-313	145892	03/29/96	735512	6.4
BEN#2	1	2S	38 E	184	314-315	145893	03/29/96	735513	0.7
BEN#3	1	2S	38 E	184	316-317	145894	03/29/96	735514	2.2
BEN#4	1, 2	2S	38 E	194	318-319	145895	03/29/96	735515	11.2
MR #201	7, 8	2S	39 E	218	209	157766	01/23/03	846511	20.1
MR#202	7, 8	2S	39 E	218	210	157767	01/23/03	846512	15.4
MR#203	8	2S	39 E	218	211	157768	01/23/03	846513	13.3
MR#204	8	2S	39 E	218	212	157769	01/23/03	846514	12.4
MR #205	8	2S	39 E	218	213	157770	01/23/03	846515	12.3
MR#206	8	2S	39 E	218	214	157771	01/23/03	846516	19.3
MR#207	8	2S	39 E	218	215	157772	01/23/03	846517	20.7
MR #208	5, 8	2S	39 E	218	216	157773	01/23/03	846518	20.7
MR#209	5, 8	2S	39 E	218	217	157774	01/23/03	846519	20.7
MR#210	7, 8	2S	39 E	218	218	157775	01/23/03	846520	19.6
MR # 211	7, 8	2S	39 E	218	219	157776	01/23/03	846521	20.7
MR # 212	7, 8	2S	39 E	218	220	157777	01/23/03	846522	20.7
MR#213	5, 6, 7, 8	2S	39 E	218	221	157778	01/23/03	846523	20.7
MR #214	5, 8	2S	39 E	218	222	157779	01/23/03	846524	20.7
MR#215	5	2S	39 E	218	223	157780	01/23/03	846525	20.7
MR#216	5	2S	39 E	218	224	157781	01123/03	846526	20.7
MR#217	7	2S	39 E	218	225	157782	01/31/03	846527	16.5
MR#218	6, 7	2S	39 E	218	226	157783	01/31/03	846528	16.5
MR#219	6, 7	2S	39 E	218	227	157784	01/31/03	846529	20.7
MR#220	5, 6, 7	2S	39 E	218	228	157785	01/31/03	846530	20.7
MR#221	5, 6	2S	39 E	218	229	157786	01/31/03	846531	20.7
MR#222	5, 6	2S	39 E	218	230	157787	01/31/03	846532	20.7
Vulcan# 55	32	1S	39 E	226	57	159747	03/18/04	865616	20.7
Vulcan# 56	32	1S	39 E	226	58	159748	03/18/04	865617	20.7
Vulcan# 58	32, 33	1S	39 E	226	59	159749	03/18/04	865618	20.7
Vulcan# 59	33	1S	39 E	226	60	159750	03/18/04	865619	20.7
Vulcan#60	32	1S	39 E	226	61	159751	03/18/04	865620	20.7
Vulcan# 61	32	1S	39 E	226	62	159752	03/18/04	865621	20.7
Vulcan# 62	32	1S	39 E	226	63	159753	03/18/04	865622	20.7
Vulcan# 63	32	1S	39 E	226	64	159754	03/18/04	865623	20.7
Vulcan# 64	32	1S	39 E	226	65	159755	03/18/04	865624	20.7
Vulcan #65	32, 33	1S	39 E	226	66	159756	03/18/04	865625	20.7
Mark 1	36 1	1S 2S	38 E 38 E	9	419	49230	02/09/73	89365	14.2
Mark 2	36 1	1S 2S	38 E 38 E	9	420	49231	02/09/73	89366	20.7
Mark 3	1	2S	38 E	9	421	49232	02/09/73	89367	16.5
Mark4	36 1	1S 2S	38 E 38 E	9	422	49233	02/09/73	89368	20.7

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
Mark 5	36 1	1 s 2 S	38 E 38 E	9	423	49234	02/09/73	89369	17.4
Mark 6	36	1 S	38 E	9	424	49235	02/09/73	89370	20.7
Mark 7	36 1	1 S 2 S	38 E 38 E	9	425	49236	02/09/73	89371	20.7
Mark 8	36	1 S	38 E	9	426	49237	02/09/73	89372	20.7
Mark 9	36 31	1 S 1 S	38 E 39 E	9	427	49238	02/09/73	89373	20.7
Mark 10	36	1 S	38 E	9	428	49239	02/09/73	89374	20.7
Mark 11	36 31	1 S 1 S	38 E 39 E	9	429	49240	02/09/73	89375	20.7
Mark 12	36	1 S	38 E	9	430	49241	02/09/73	89376	20.7
Mark 13	36 31	1 S 1 S	38 E 39 E	9	431	49242	02/09/73	89377	20.7
Mark 14	36 31	1 S 1 S	38 E 39 E	9	432	49243	02/09/73	89378	20.7
Mark 15	36 31	1 S 1 S	38 E 39 E	9	433	49244	02/09/73	89379	20.7
Mark 16	36 31	1 S 1 S	38 E 39 E	9	434	49245	02/09/73	89380	20.7
Mark 17	31	1 S	39 E	9	435	49246	02/09/73	89381	20.7
Mark 18	36 31	1 S 1 S	38 E 39 E	9	436	49247	02/09/73	89382	20.7
Mark 19	31	1 S	39 E	9	437	49248	02/09/73	89383	20.7
Mark 21	1 6	2 S 2 S	38 E 39 E	9	439	49250	02/12/73	89385	8.2
Mark 22	31 1 6	1 S 2 S 2 S	39 E 38 E 39 E	9	440	49251	02/12/73	89386	15.2
Mark 23	31 6	1 S 2 S	39 E 39 E	9	441	49252	02/12/73	89387	19.5
Mark 24	31 6	1 S 2 S	39 E 39 E	9	442	49253	02/12/73	89388	19.9
Mark 25	31	1 S	39 E	9	443	49254	02/12/73	89389	20.7
Mark 26	36 31 6	1 S 1 S 2 S	38 E 39 E 38 E	9	444	49255	02/12/73	89390	20.7
Mark 27	31	1 S	39 E	9	445	49256	02/12/73	89391	20.7
Mark 28	31 6	1 S 2 S	39 E 39 E	9	446	49257	02/12/73	89392	20.7
Mark 29	31	1 S	39 E	9	447	49258	02/12/73	89393	20.7
Mark 30	31	1 S	38 E	9	448	49259	02/12/73	89394	20.7
Mark 31	31	1 S	38 E	9	449	49260	02/12/73	89395	20.7
Mark 32	31	1 S	38 E	9	450	49261	02/12/73	89396	20.7
Mark 33	1	2 S	38 E	9	451	49262	02/13/73	89397	17.0
Mark 34	1	2 S	38 E	9	452	49263	02/13/73	89398	20.0

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
Mark 35	1, 12	2S	38 E	9	453	49264	02/13/73	89399	17.2
Mark 36	1	2S	38 E	9	454	49265	02/13/73	89400	18.2
Mark 37	1, 12	2S	38 E	9	455	49266	02/13/73	89401	11.9
Mark 38	1, 12	2S	38 E	9	456	49267	02/13/73	89402	10.9
Mark 39	1 6	2S 2S	38 E 39 E	9	457	49268	02/13/73	89403	8.6
Mark 40	1 6	2S 2S	38 E 39 E	9	458	49269	02/13/73	89404	9.9
Mark 200	1	2S	38 E	175	85	141740	01/23/94	694688	0.1
T.W. No.1	6	2S	39 E	7	453	141576	07/14/72	89406	20.6
Bonanza #1	6	2S	39 E	1-0	314	141575	04/14/60	89408	20.6
Bonanza #11	6	2S	39 E	1-0	315		04/14/60	89409	20.6
DAN 1	1	2S	38 E	175	95	141742	12/16/93	694687	6.6
CDY5	6	2S	38 E	175	100	141758	12/17/93	694693	6.2
CDY7	6	2S	38 E	175	102	141760	12/17/93	694695	9.3
CDY9	6	2S	38 E	175	104	141762	12/17/93	694697	12.3
CDY15	6	2S	38 E	175	110	141768	12/17/93	694703	3.3
COY 1	2,3	2S	38 E	279	202	174852	06/27/09	1008840	20.7
COY2	3	2S	38 E	279	203	174853	06/28/09	1008841	20.7
COY3	2,3	2S	38 E	279	204	174854	06/27/09	1008842	20.7
COY4	3	2S	38 E	279	205	174855	06/28/09	1008843	20.7
COY5	2,3	2S	38 E	279	206	174856	06/27/09	1008844	20.7
COY6	3	2S	38 E	279	207	174857	06/28/09	1008845	20.7
COY7	2,3	2S	38 E	279	208	174858	06/27/09	1008846	20.7
COY8	1	2S	38 E	279	209	174859	06/28/09	1008847	17.2
COY9	2, 3, 10, 11	2S	38 E	279	210	174860	06/28/09	1008848	20.7
COY10	10	2S	38 E	279	211	174861	06/28/09	1008849	11.7
COY 11	10, 11	2S	38 E	279	212	174862	06/28/09	1008850	20.0
COY12	10	2S	38 E	279	213	174863	06/28/09	1008851	14.1
COY13	10, 11	2S	38 E	279	214	174864	06/28/09	1008852	20.7
COY14	10	2S	38 E	279	215	174865	06/28/09	1008853	20.7
COY15	10, 11	2S	38 E	279	216	174866	06/28/09	1008854	20.7
COY16	10	2S	38 E	279	217	174867	06/26/09	1008855	20.7
COY17	10, 11	2S	38 E	279	218	174868	06/26/09	1008856	20.7
COY18	10	2S	38 E	287	46	177158	09/10/09	1013327	20.7
COY19	10, 11	2S	38 E	287	47	177159	09/10/09	1013328	19.6
COY20	10	2S	38 E	287	48	177160	09/10/09	1013330	20.7
COY21	10, 11	2S	38 E	287	49	177161	09/10/09	1013331	20.7
COY22	10	2S	38 E	287	50	177162	09/10/09	1013332	20.7
COY 23	10, 11	2S	38 E	287	51	177163	09/10/09	1013333	20.7
COY24	10	2S	38 E	287	52	177164	09/10/09	1013334	20.7
COY25	10, 11	2S	38 E	287	53	177165	09/10/09	1013335	20.7
COY26	10, 15	2S	38 E	287	54	177166	09/10/09	1013336	20.7
COY27	10,11,14,15	2S	38 E	287	55	177167	09/10/09	1013337	20.7
COY28	15	2S	38 E	287	56	177168	09/10/09	1013338	20.7
COY29	14, 15	2S	38 E	287	57	177169	09/10/09	1013339	20.7
COY30	15	2S	38 E	287	58	177170	09/10/09	1013340	20.7
COY31	14, 15	2S	38 E	287	59	177171	09/10/09	1013341	20.7
COY32	15	2S	38 E	287	60	177172	09/10/09	1013342	20.7
COY33	14, 15	2S	38 E	287	61	177173	09/10/09	1013343	20.7
COY 34.	15	2S	38 E	287	62	177174	09/10/09	1013344	20.7
COY 35	14, 15	2S	38 E	287	63	177175	09/10/09	1013345	20.7
COY36	15	2S	38 E	287	64	177176	09/10/09	1013346	20.7
COY37	14, 15	2S	38 E	287	65	177177	09/10/09	1013347	20.7

CLAIM NAME	Section(s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
COY38	14, 15	2S	38 E	287	66	177178	09/10/09	1013348	20.7
COY39	14, 15	2S	38 E	287	67	177179	09/10/09	1013349	20.7
COY40	14, 15	2S	38 E	287	68	177180	09/10/09	1013350	20.7
COY41	14,15,22,23	2S	38 E	287	69	177181	09/10/09	1013351	20.7
COY42	2	2S	38 E	279	219	174869	06/28/09	1008857	14.5
COY43	2	2S	38 E	279	220	174870	06/28/09	1008858	19.4
COY44	2	2S	38 E	279	221	174871	06/27/09	1008859	20.7
COY45	2	2S	38 E	287	70	177182	09/12/09	1013352	4.0
COY46	2	2S	38 E	279	222	174872	06/27/09	1008860	20.7
COY47	2	2S	38 E	287	71	177183	09/12/09	1013353	9.1
COY48	2	2S	38 E	279	223	174873	06/27/09	1008861	20.7
COY49	2	2S	38 E	287	72	177184	09/12/09	1013354	14.1
COY 50	2, 11	2S	38 E	279	224	174874	06/27/09	1008862	20.7
COY 51	2, 11	2S	38 E	287	73	177185	09/12/09	1013355	19.1
COY 52	11	2S	38 E	279	225	174875	06/27/09	1008863	20.7
COY 53	11	2S	38 E	287	74	177186	09/12/09	1013356	20.7
COY 54	11	1S	39 E	279	226	174876	06/27/09	1008864	20.7
COY 55	11	2S	38 E	287	75	177187	09/12/09	1013357	20.7
COY 56	11	2S	38 E	279	227	174877	06/27/09	1008865	20.7
COY 57	11	2S	38 E	287	76	177188	09/12/09	1013358	20.7
COY 58	11	2S	38 E	279	228	174878	06/27/09	1008866	20.7
COY 59	11	2S	38 E	287	77	177189	09/12/09	1013359	20.7
COY60	11	2S	38 E	287	78	177190	09/10/09	1013360	20.7
COY61	11	2S	38 E	287	79	177191	09/10/09	1013361	20.7
COY62	11	2S	38 E	287	80	177192	09/10/09	1013362	20.7
COY63	11	2S	38 E	287	81	177193	09/10/09	1013363	20.7
COY64	11	2S	38 E	287	82	177194	09/10/09	1013364	20.7
COY65	11	2S	38 E	287	83	177195	09/10/09	1013365	20.7
COY66	11	2S	38 E	287	84	177196	09/10/09	1013366	20.7
COY67	11	2S	38 E	287	85	177197	09/10/09	1013367	20.7
COY68	11	2S	38 E	287	86	177198	09/10/09	1013368	20.7
COY69	11	2S	38 E	287	87	177199	09/10/09	1013369	20.7
COY70	14	2S	38 E	287	88	177200	09/10/09	1013370	20.7
COY71	14	2S	38 E	287	89	177201	09/10/09	1013371	20.7
COY72	14	2S	38 E	287	90	177202	09/10/09	1013372	20.7
COY73	14	2S	38 E	287	91	177203	09/10/09	1013373	20.7
COY74	14	2S	38 E	287	92	177204	09/10/09	1013374	20.7
COY75	14	2S	38 E	287	93	177205	09/10/09	1013375	20.7
COY76	14	2S	38 E	287	94	177206	09/10/09	1013376	20.7
COY77	14	2S	38 E	287	95	177207	09/10/09	1013377	20.7
COY78	14	2S	38 E	287	96	177208	09/10/09	1013378	20.7
COY79	14	2S	38 E	287	97	177209	09/10/09	1013379	20.7
COY80	14	2S	38 E	287	98	177210	09/10/09	1013380	20.7
COY81	14	2S	38 E	287	99	177211	09/10/09	1013381	20.7
COY 82	14	2S	38 E	287	100	177212	09/10/09	1013382	20.7
COY83	14	2S	38 E	287	101	177213	09/10/09	1013383	20.7
COY 84	14,23	2S	38 E	287	102	177214	09/10/09	1013384	20.7
COY 85	14,23	2S	38 E	287	103	177215	09/10/09	1013385	20.7
COY86	23	2S	38 E	287	104	177216	09/10/09	1013386	20.7
COY87	23	2S	38 E	287	105	177217	09/10/09	1013387	20.7
COY 88	23	2S	38 E	287	106	177218	09/10/09	1013388	20.7
COY89	23	2S	38 E	287	107	177219	09/10/09	1013389	20.7
COY90	23	2S	38 E	287	108	177220	09/10/09	1013390	20.7
COY91	23	2S	38 E	287	109	177221	09/10/09	1013391	20.7

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
COY92	23	2S	38 E	287	110	177222	09/10/09	1013392	20.7
COY93	23	2S	38 E	287	111	177223	09/10/09	1013393	20.7
COY94	23	2S	38 E	287	112	177224	09/10/09	1013394	20.7
COY95	23	2S	38 E	287	113	177225	09/10/09	1013395	20.7
COY96	11, 12	2S	38 E	287	114	177226	09/12/09	1013396	7.4
COY97	11, 12	2S	38 E	287	115	177227	09/12/09	1013397	12.0
COY98	11, 12	2S	38 E	287	116	177228	09/12/09	1013398	11.8
COY99	11' 12	2S	38 E	287	117	177229	09/12/09	1013399	11.6
COY 100	11, 12	2S	38 E	287	118	177230	09/12/09	1013400	15.6
COY 101	11, 12	2S	38 E	287	119	177231	09/12/09	1013401	20.7
COY 102	11, 12	2S	38 E	287	120	177232	09/12/09	1013402	20.7
COY 103	11, 12	2S	38 E	287	121	177233	09/12/09	1013403	20.7
COY 104	11, 12,13,14	2S	38 E	287	122	177234	09/12/09	1013404	20.7
COY 105	13, 14	2S	38 E	287	123	177235	09/12/09	1013405	20.7
COY 106	13, 14	2S	38 E	287	124	177236	09/12/09	1013406	20.7
COY 107	13, 14	2S	38 E	287	125	177237	09/12/09	1013407	20.7
COY 108	13, 14	2S	38 E	287	126	177238	09/12/09	1013408	20.7
COY 109	13, 14	2S	38 E	287	127	177239	09/12/09	1013409	20.7
COY 110	13, 14	2S	38 E	287	128	177240	09/12/09	1013410	20.7
COY 111	13, 14	2S	38 E	287	129	177241	09/12/09	1013411	20.7
COY 112	13, 14	2S	38 E	287	130	177242	09/12/09	1013412	20.7
COY 113	13,14,23,24	2S	38 E	287	131	177243	09/12/09	1013413	20.7
COY 114	23,24	2S	38 E	287	132	177244	09/12/09	1013414	20.7
COY 115	23,24	2S	38 E	287	133	177245	09/12/09	1013415	20.7
COY 116	12	2S	38 E	287	134	177246	09/12/09	1013416	20.1
COY 117	12, ·13	2S	38 E	287	135	177247	09/12/09	1013417	20.7
COY 118	12	2S	38 E	287	136	177248	09/12/09	1013418	19.9
COY 119	12, 13	2S	38 E	287	137	177249	09/12/09	1013419	20.7
COY 120	12	2S	38 E	287	138	177250	09/12/09	1013420	19.7
COY 121	12, 13	2S	38 E	287	139	177251	09/12/09	1013421	20.7
COY 122	12	2S	38 E	287	140	177252	09/12/09	1013422	19.6
COY 123	12, 13	2S	38 E	287	141	177253	09/12/09	1013423	20.7
COY 124	12	2S	38 E	287	142	177254	09/12/09	1013424	19.5
COY 125	12, 13	2S	38 E	287	143	177255	09/12/09	1013425	20.7
COY 126	12	2S	38 E	287	144	177256	09/12/09	1013426	20.7
COY 127	12, 13	2S	38 E	287	145	177257	09/12/09	1013427	20.7
COY 128	12	2S	38 E	289	1	177864	11/09/09	1018491	20.7
COY 129	12, 13	2S	38 E	289	2	177865	11/09/09	1018492	20.7
COY 130	7 12	2S 2S	38 E 39 E	289	3	177866	11/09/09	1018493	20.7
COY 131	7, 18 12, 13	2S 2S	38 E 39 E	289	4	177867	11/09/09	1018494	20.7
COY 132	7	2S	39 E	289	5	177868	11/09/09	1018495	20.7
COY 133	7, 18	2S	39 E	289	6	177869	11/09/09	1018496	20.7
COY 134	7	2S	39 E	289	7	177870	11/09/09	1018497	20.7
COY 135	7, 18	2S	39 E	289	8	177871	11/09/09	1018498	20.7
COY 136	7	2S	39 E	289	9	177872	11/09/09	1018499	20.7
COY 137	7, 18	2S	39 E	289	10	177873	11/09/09	1018500	20.7
COY 138	7	2S	39 E	289	11	177874	11/09/09	1018501	20.7
COY 139	7, 18	2S	39 E	289	12	177875	11/09/09	1018502	20.7
COY 140	7	2S	39 E	289	13	177876	11/09/09	1018503	20.7
COY 141	7, 18	2S	39 E	289	14	177877	11/09/09	1018504	20.7
COY 142	7	2S	39 E	289	15	177878	11/09/09	1018505	20.7
COY 143	7, 18	2S	39 E	289	16	177879	11/09/09	1018506	20.7

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
COY 144	7	2S	39 E	289	17	177880	11/09/09	1018507	20.7
COY 145	7,18	2S	39 E	289	18	177881	11/09/09	1018508	20.7
COY 146	12	2S	38 E	289	19	177882	11/10/09	1018509	19.3
COY 147	1, 12	2S	38 E	289	20	177883	11/10/09	1018510	17.8
COY 148	12	2S	38 E	289	21	177884	11/10/09	1018511	20.7
COY 149	7,6 1, 12	2S 2S	38 E 39 E	289	22	177885	11/10/09	1018512	18.4
COY 150	7 12	2S 2S	38 E 39 E	289	23	177886	11/10/09	1018513	20.7
COY 151	6, 7	2S	39 E	289	24	177887	11/10/09	1018514	18.3
COY 152	7	2S	39 E	289	25	177888	11/10/09	1018515	20.7
COY 153	6,7	2S	39 E	289	26	177889	11/10/09	1018516	18.2
COY 154	7	2S	39 E	289	27	177890	11/10/09	1018517	20.7
COY 155	6, 7	2S	39 E	289	28	177891	11/10/09	1018518	18.1
COY 156	7	2S	39 E	289	29	177892	11/10/09	1018519	20.7
COY 157	6, 7	2S	39 E	289	30	177893	11/10/09	1018520	14.5
COY 158	7	2S	39 E	289	31	177894	11/10/09	1018521	20.7
COY 159	6,7	2S	39 E	289	32	177895	11/10/09	1018522	8.5
COY 160	7	2S	39 E	289	33	177896	11/10/09	1018523	20.7
COY 161	6, 7	2S	39 E	289	34	177897	11/10/09	1018524	2.4
COY 162	7	2S	39 E	289	35	177898	11/10/09	1018525	20.7
COY 163	7	2S	39 E	289	36	177899	11/10/09	1018526	16.9
COY 164	7	2S	39 E	289	37	177900	11/10/09	1018527	14.4
COY 165	13	2S	38 E	289	38	177901	11/08/09	1018528	20.7
COY 166	13	2S	38 E	289	39	177902	11/08/09	1018529	20.7
COY 167	13	2S	38 E	289	40	177903	11/08/09	1018530	20.7
COY 168	13	2S	38 E	289	41	177904	11/08/09	1018531	20.7
COY 169	13	2S	38 E	289	42	177905	11/08/09	1018532	20.7
COY 170	13	2S	38 E	289	43	177906	11/08/09	1018533	20.7
COY 171	13	2S	38 E	289	44	177907	11/08/09	1018534	20.7
COY 172	13	2S	38 E	289	45	177908	11/08/09	1018535	20.7
COY 173	13	2S	38 E	289	46	177909	11/08/09	1018536	20.7
COY 174	13	2S	38 E	289	47	177910	11/08/09	1018537	20.7
COY 175	13	2S	38 E	289	48	177911	11/08/09	1018538	20.7
COY 176	13	2S	38 E	289	49	177912	11/08/09	1018539	20.7
COY 177	13	2S	38 E	289	50	177913	11/08/09	1018540	20.7
COY 178	13	2S	38 E	289	51	177914	11/08/09	1018541	20.7
COY 179	13	2S	38 E	289	52	177915	11/08/09	1018542	20.7
COY 180	13	2S	38 E	289	53	177916	11/08/09	1018543	20.7
COY 181	13	2S	38 E	289	54	177917	11/08/09	1018544	20.7
COY 182	13 18	2S 2S	38 E 39 E	289	55	177918	11108/09	1018545	20.7
COY 183	13	2S	38 E	289	56	177919	11/08/09	1018546	20.7
COY 184	13 18	2S 2S	38 E 39 E	289	57	177920	11/08/09	1018547	20.7
COY 185	13	2S	38 E	289	58	177921	11/08/09	1018548	20.7
COY 186	13 18	2S 2S	38 E 39 E	289	59	177922	11/08/09	1018549	20.7
COY 187	13	2S	38 E	289	60	177923	11/08/09	1018550	20.7
COY 188	13 18	2S 2S	38 E 39 E	289	61	177924	11/08/09	1018551	20.7
COY 189	13	2S	38 E	289	62	177925	11/08/09	1018552	20.7
COY 190	13 18	2S 2S	38 E 39 E	289	63	177926	11/08/09	1018553	20.7

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
COY 191	13	2S	38 E	289	64	177927	11/08/09	1018554	20.7
COY 192	13 18	2S 2S	38 E 39 E	289	65	177928	11/08/09	1018555	20.7
COY 193	13	2S	38 E	289	66	177929	11/07/09	1018556	20.7
COY 194	13 18	2S 2S	38 E 39 E	289	67	177930	11/07/09	1018557	20.7
COY 195	13	2S	38 E	289	68	177931	11/07/09	1018558	20.7
COY 196	13 18	2S 2S	38 E 39 E	289	. 69	177932	11/07/09	1018559	20.7.
COY 197	13,24	2S	39 E	289	70	177933	11/07/09	1018560	20.7
COY 198	13, 24 18, 19	2S 2S	38 E 39 E	289	71	177934	11/07109	1018561	20.7
COY 199	24	2S	39 E	289	72	177935	11/07/09	1018562	20.7
COY 200	24 19	2S 2S	38 E 39 E	289	73	177936	11/07/09	1018563	20.7
COY 201	24 19	2S 2S	38 E 39 E	289	74	177937	11/07/09	1018564	20.7
COY202	18	2S	39 E	289	75	177938	11/07/09	1018565	20.7
COY 203	18	2S	39 E	289	76	177939	11/07/09	1018566	20.7
COY 204	18	2S	39 E	289	77	177940	11/07/09	1018567	20.7
COY 205	18	2S	39 E	289	78	177941	11/07/09	1018568	20.7
COY206	18	2S	39 E	289	79	177942	11/07/09	1018569	20.7
COY207	18	2S	39 E	289	80	177943	11/07/09	1018570	20.7
COY208	18	2S	39 E	289	81	177944	11/07/09	1018571	20.7
COY 209	18	2S	39 E	289	82	177945	11/07/09	1018572	20.7
COY 210	18	2S	39 E	289	83	177946	11/07/09	1018573	20.7
COY 211	18	2S	39 E	289	84	177947	11/07/09	1018574	20.7
COY212	18	2S	39 E	289	85	177948	11/07109	1018575	20.7
COY 213	18	2S	39 E	289	86	177949	11/07/09	1018576	20.7
COY 214	18	2S	39 E	289	87	177950	11/07/09	1018577	20.7
COY 215	18	2S	39 E	289	88	177951	11/07/09	1018578	20.7
COY216	18	2S	39 E	289	89	177952	11/07/09	1018579	20.7
COY 217	18	2S	39 E	289	90	177953	11/07/09	1018580	20.7
COY 218	18, 19	2S	39 E	289	91	177954	11/07/09	1018581	20.7
COY 219	18, 19	2S	39 E	289	92	177955	11/07/09	1018582	20.7
COY 220	19	2S	39 E	289	93	177956	11/07/09	1018583	20.7
COY 221	19	2S	39 E	289	94	177957	11/07/09	1018584	20.7
COY 222	19	2S	39 E	289	95	177958	11/07/09	1018585	20.7
COY 223	19	2S	39 E	289	96	177959	11/07/09	1018586	20.7
COY 224	19	2S	39 E	289	97	177960	11/07/09	1018587	20.7
COY 225	19	2S	39 E	289	98	177961	11/07/09	1018588	20.7
COY 226	19	2 s	39 E	289	99	177962	11/07/09	1018589	20.7
COY 227	19	2S	39 E	289	100	177963	11/07/09	1018590	20.7
COY 228	19	2S	39 E	289	101	177964	11/07/09	1018591	20.7
COY 229	19	2S	39 E	289	102	177965	11/07/09	1018592	20.7
COY 230	19	2S	39 E	289	103	177966	11/07/09	1018593	20.7
COY 231	19	2S	39 E	289	104	177967	11/07/09	1018594	20.7
COY 232	17, 18	2S	39 E	289	105	177968	11/07/09	1018595	20.7
COY 233	17	2S	39 E	289	106	177969	11/07/09	1018596	20.7
COY 234	17, 18	2S	39 E	289	107	177970	11/07/09	1018597	20.7
COY 235	17	2S	39 E	289	108	177971	11/07/09	1018598	20.7
COY 236	17, 18,19,20	2S	39 E	289	109	177972	11/07/09	1018599	20.7
COY237	17,20	2S	39 E	289	110	177973	11/07/09	1018600	20.7
COY 238	19,20	2S	39 E	289	111	177974	11/07/09	1018601	20.7

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
COY 239	20	2S	39 E	289	112	177975	11/07/09	1018602	20.7
COY 240	19,20	2S	39 E	289	113	177976	11/07/09	1018603	20.7
COY 241	20	2S	39 E	289	114	. 177977	11/07/09	1018604	20.7
COY242	19,20	2S	39 E	289	115	177978	11/07/09	1018605	20.7
COY 243	20	2S	39 E	289	116	177979	11/07/09	1018606	20.7
COY 244	19, 20	2S	39 E	289	117	177980	11/07/09	1018607	20.7
COY 245	19,20	2S	39 E	289	118	177981	11/07/09	1018608	20.7
COY 246	19,20	2S	39 E	289	119	177982	11/07/09	1018609	20.7
COY 247	2,3	2S	38 E	289	120	177983	11/04/09	1018610	20.7
COY248	2	2S	38 E	289	121	177984	11/04/09	1018611	20.7
COY249	2,3	2S	38 E	289	122	177985	11/04/09	1018612	20.7
COY 250	2	2S	38 E	289	123	177986	11/04/09	1018613	20.7
COY 251	2, 3	2S	38 E	289	124	177987	11/04/09	1018614	20.7
COY 252	3	2S	38 E	289	125	177988	11/04/09	1018615	16.9
COY253	2,3	2S	38 E	289	126	177989	11/04/09	1018616	20.7
COY 254	2	2S	38 E	289	127	177990	11/04/09	1018617	4.2
COY 255	2	2S	38 E	289	128	177991	11/04/09	1018618	6.5
COY 256	3	2S	38 E	289	129	177992	11/04/09	1018619	20.7
COY 257	3	2S	38 E	289	130	177993	11/04/09	1018620	20.7
COY 258	3, 10	2S	38 E	289	131	177994	11/04/09	1018621	20.7
COY 259	10	2S	38 E	289	132	177995	11/04/09	1018622	20.7
COY 260	10	2S	38 E	289	133	177996	11/04/09	1018623	20.7
COY 261	10	2S	38 E	289	134	177997	11/04/09	1018624	20.7
COY 262	10	2S	38 E	289	135	177998	11/04/09	1018625	20.7
COY 263	10	2S	38 E	289	136	177999	11/04/09	1018626	20.7
COY 264	10	2S	38 E	289	137	178000	11/04/09	1018627	20.7
COY265	10	2S	38 E	289	138	178001	11/04/09	1018628	20.7
COY266	10	2S	38 E	289	139	178002	11/04/09	1018629	20.7
COY 267	10, 15	2S	38 E	289	140	178003	11/04/09	1018630	20.7
COY 268	15	2S	38 E	289	141	178004	11/04/09	1018631	20.7
COY 269	15	2S	38 E	289	142	178005	11/04/09	1018632	20.7
COY 270	15	2S	38 E	289	143	178006	11/04/09	1018633	20.7
MR401	32	1S	39 E	287	146	177259	09/23/09	1013310	20.7
MR402	32	1S	39 E	287	147	177260	09/23/09	1013311	12.0
MR403	31,32	1S	39 E	287	148	177261	09/23/09	1013312	20.7
MR404	32 5	1S 2S	39 E 39 E	287	149	177262	09/23/09	1013313	20.7
MR405	31,32	1S	39 E	287	150	177263	09/23/09	1013314	20.7
MR406	32 5	1S 2S	39 E 39 E	287	151	177264	09/23/09	1013315	20.7
MR407	31, 32 5,6	1S 2S	39 E 39 E	287	152	177265	09/23/09	1013316	20.7
MR408	32 5	1S 2S	39 E 39 E	287	153	177266	09123/09	1013317	20.7
MR409	31 5,6	1S 2S	39 E 39 E	287	154	177267	09/23/09	1013318	20.7
MR410	5,6	2S	39 E	287	155	177268	09/23/09	1013319	20.7
MR411	31 6	1S 2S	39 E 39 E	287	156	177269	09/23/09	1013320	20.7
MR412	5,6	2S	39 E	287	157	177270	09/23/09	1013321	20.7
MR413	6	2S	39 E	287	158	177271	09/23/09	1013322	20.7
MR414	5, 6	2S	39 E	287	159	177272	09/23/09	1013323	20.7
MR415	32	1 S	39 E	289	144	178007	11/11/09	1018634	19.3
MR416	33	1 S	39 E	289	145	178008	11/09/09	1018635	12.8

CLAIM NAME	Section (s)	Township	Range	County Book	County Page	County Number	Location Date	BLM Serial Number	Acres
MR417	32, 33	1S	39 E	289	146	178009	11/09/09	1018636	12.1
MR418	32, 33 4,5	1S 2S	39 E 39 E	289	147	178010	11/09/09	1018637	18.4
MR419	32 5	1S 2S	39 E 39 E	289	148	178011	11/09/09	1018638	6.9
MR420	32 4,5	1S 2S	39 E 39 E	289	149	178012	11/09/09	1018639	20.7
MR421	32 5	1S 2S	39 E 39 E	289	150	178013	11/11/09	1018640	15.9
MR422	4,5	2S	39 E	289	151	178014	11/11/09	1018641	20.7
MR423	32 5	1S 2S	39 E 39 E	289	152	178015	11/11/09	1018642	20.7
MR424	5	2S	39 E	289	153	178016	11/11/09	1018643	20.7
MR425	5	2S	39 E	289	154	178017	11/11/09	1018644	20.7
MR426	5	2S	39 E	289	155	178018	11/11/09	1018645	20.7
MR427	5	2S	39 E	289	156	178019	11/11/09	1018646	20.7
MR428	5	2S	39 E	289	157	178020	11/11/09	1018647	20.7
MR429	5	2S	39 E	289	158	178021	11/11/09	1018648	20.7
MR430	5	2S	39 E	289	159	178022	11/11/09	1018649	20.7
MR431	5	2S	39 E	289	160	178023	11/11/09	1018650	20.7
MR432	5	2S	39 E	289	161	178024	11/11/09	1018651	20.7
MR433	5	2S	39 E	289	162	178025	11/11/09	1018652	20.7
MR434	5	2S	39 E	289	163	178026	11/11/09	1018653 .	20.7
MR435	4,5	2S	39 E	289	164	178027	11/11/09	1018654	20.7
MR436	4, 5	2S	39 E	289	165	178028	11/11/09	1018655	20.7
MR437	5	2S	39 E	289	166	178029	11/11/09	1018656	20.7
MR438	5	2S	39 E	289	167	178030	11/11/09	1018657	20.7
MR439	5	2S	39 E	289	168	178031	11/11/09	1018658	20.7
MR440	5,8,9	2S	39 E	289	169	178032	11/11/09	1018659	20.7
MR441	5, 8	2S	39 E	289	170	178033	11/11/09	1018660	20.7
MR442	8	2S	39 E	289	171	178034	11/11/09	1018661	20.7
MR443	8	2S	39 E	289	172	178035	11/11/09	1018662	20.7
MR444	8	2S	39 E	289	173	178036	11/11/09	1018663	20.7
MR445	8	2S	39 E	289	174	178037	11/11/09	1018664	20.7
MR446	8	2S	39 E	289	175	178038	11/11/09	1018665	20.7
MR447	8	2S	39 E	289	176	178039	11/11/09	1018666	20.7
MR448	32	1S	39 E	289	177	178040	11/09/09	1018667	20.7
MR449	33, 33	1S	39 E	289	178	178041	11/09/09	1018668	20.7
MR450	33	1S	39 E	289	179	178042	11/09/09	1018669	20.7
YORK 1	35 2	1S 2S	38 E 38 E	287	160	177273	09/23/09	1013324	20.2
YORK2	35 1, 2	1S 2S	38 E 38 E	287	161	177274	09/23/09	1013325	15.3
YORK3	35 2	1S 2S	38 E 38 E	287	162	177275	09/23/09	1013326	9.4
YORK4	1, 2	2S	38 E	287	163	177276	09/23/09	1013329	20.3
YORKS	25, 26	1S	38 E	289	180	178043	11/06/09	1018670	20.7
YORKS	25	1S	38 E	289	181	178044	11/06/09	1018671	20.7
YORK7	25,26	1S	38 E	289	182	178045	11/06/09	1018672	20.7
YORKS	25, 36	1S	38 E	289	183	178046	11/06/09	1018673	20.7
YORK9	25,26	1S	38 E	289	184	178047	11/06/09	1018674	20.7
YORK10	25,36	1S	38 E	289	185	178048	11/06/09	1018675	20.7
YORK 11	35,36	1S	38 E	289	186	178049	11/05/09	1018676	20.7
YORK12	35,36	1S	38 E	289	187	178050	11/05/09	1018677	20.7

				County	County	County	Location	BLM Serial
CLAIM NAME	Section (s)	Township	Range	Book	Page	Number	Date	Number	Acres
YORK13	35,36	1 S	38 E	289	188	178051	11/05/09	1018678	20.7
YORK14	25,36	1 S	38 E	289	189	178052	11/05/09	1018679	20.7
YORK15	25, 36	1 S	38 E	289	190	178053	11/05/09	1018680	20.7
YORK16	25,	1 S	38 E	289	191	178054	11/05/09	1018681	20.7
YORK17	36	1 S	38 E	289	192	178055	11/05/09	1018682	20.7
YORK18	25,36	1 S	38 E	289	193	178056	11/05/09	1018683	20.7
YORK19	36	1 S	38 E	289	194	178057	11/05/09	1018684	20.7
YORK20	36	1 S	38 E	289	195	178058	11/05/09	1018685	20.7
YORK21	36	1 S	38 E	289	196	178059	11/05/09	1018686	20.7
YORK22	36	1 S	38 E	289	197	178060	11/06/09	1018687	20.7
YORK23	36	1 S	38 E	289	198	178061	11/06/09	1018688	20.7
YORK24	36	1 S	38 E	289	199	178062	11/06/09	1018689	20.7
YORK25	36	1 S	38 E	289	200	178063	11/06/09	1018690	20.7
YORK26	36	1 S	38 E	289	201	178064	11/06/09	1018691	20.7
YORK27	36	1 S	38 E	289	202	178065	11/06/09	1018692	20.7
YORK28	35,36	1 S	38 E	289	203	178066	11/06/09	1018693	20.7
YORK29	36	1 S	38 E	289	204	178067	11/06/09	1018694	20.7
YORK30	35,36	1 S	38 E	289	205	178068	11/05/09	1018695	20.7
YORK31	35,36	1 S	38 E	289	206	178069	11/05/09	1018696	20.7
YORK32	1,2	2 S	38 E	289	207	178070	11/20/09	1018697	8.7
YORK 33	1	2 S	38 E	289	208	178071	11/20/09	1018698	5.5
Total	487	Claims						Total Acres	9231.2
	486	Lode Claims
	1	Millsite Claims W.W.2)

Patented Claims:

Esmeralda County Parcel No.	Claim Name	Section	Township	Range	Mineral Survey	Patent No.	Acres
000-000-94	Vanderbilt Millsite	22	2S	39 E	37-B	3156	5.0
000-000-94	Last Chance Lode	6	2S	39 E	42	3311	2.5
000-000-94	Western Soldier Lode	1 6	2S 2S	38 E 39 E	43	3312	4.3
000-000-94	Glory Lode	1	2S	38 E	44	3313	2.0
000-000-94	Crowning Glory Load	1	2S	38 E	45	3314	2.7
000-000-94	Crowning Glory Lode 1st S, Ext.	1	2S	38 E	46	3315	0.7
000-000-94	Drink Water Lode	1	2S	38 E	47	3318	2.2
000-000-94	Valient	1	2S	38 E	48	3160	0.9
000-000-94	New York Lode	1	2S	38 E	49	3319	2.7
000-000-94	Chieftan Lode	1	2S	38 E	50	3320	2.0
000-000-94	Defiance	1	2S	38 E	59	24006	18.0
000-000-94	Sentinel	1	2S	38 E	60	23857	19.0
000-000-94	Golden Gate	1	2S	38 E	61	23858	18.0
000-000-94	Mary	6	2S	39 E	64	18078	20.5
000-000-94	Crown Lode	1	2S	38 E	65-A	27739	10.0
000-000-94	Crown Millsite				65-B	27739	0.0
000-000-94	AnteloQe Mine	1	2S	38 E	1736	28005	11.9
000-000-94	Nevada	1	2S	38 E	1738	28806	10.0
000-000-94	Duplex	36 1	2S 2S	38 E 39 E	1739	29324	16.6
000-000-94	Bangor	1	2S	38 E	1740	29323	17.7
000-000-94	Manser lode	22	2S	39 E	1741	31286	4.6

Esmeralda
County	Mineral	Patent
Parcel No.	Claim Name	Section	Township	Range	Survey	No.	Acres
000-000-94	Brooklyn	1	2S	38 E	1742	28807	17
	Elizabeth	1	2S	38 E
000-000-94	(aka "Home Steak", M.S. 63)	6	2S	39 E	1927	35160	19.1
000-000-94	Columbus	1	2S	38 E	2665	71074	16.6
000-000-94	Frank No.2	1	2S	38 E	2665	71074	17.2
000-000-94	Gillespy	2	2S	38 E	2665	71074	20.5
000-000-94	Lincoln	1	2S	38 E	2665	71074	18.7
000-000-94	Oregon	1	2S	38 E	2665	71074	19.2
000-000-94	Peorto	1, 2	2S	38 E	2665	71074	20.2
000-000-94	Solberry	1, 2	2S	38 E	2665	71074	17.4
000-000-94	Washington	1	2S	38 E	2665	71074	19.1
000-000-94	Soda	1, 12	2S	38 E	2689	71075	20.7
		1	2S	38 E
000-000-94	April	6	2S	39 E	3068	216115	16.8
000-000-94	Canyon Crest	6	2S	39 E	3068	216115	15.4
000-000-94	Mary Extension	6	2S	39 E	3068	216115	7.4
000-000-94	Mohawk	6	2S	39 E	3068	216115	20.6
000-000-94	Mohawk #1	6	2S	39 E	3068	216115	19.4
		1	2S	38 E
000-000-94	Mohawk #2	6	2S	39 E	3068	216115	17.9
000-000-94	Ophir	1	2S	38 E	3068	216115	14.9
000-000-94	Oro Fino	1	2S	38 E	3068	216115	8
000-000-94	Poor	1	2S	38 E	3068	216115	10.3
		1	2S	38 E
000-000-94	Sapphire	6	2S	39 E	3068	216115	8.1
		1	2S	38 E
000-000-94	Savage	6	2S	39 E	3068	216115	15.4
000-000-94	Snow Drift	1	2S	38 E	3068	216115	7.1
000-000-94	Summit	6	2S	39 E	3068	216115	10.1
000-006-22	Cactus	4,9	1S	39 E	3507	197172	20.7
000-006-22	Gnat	9	1S	39 E	3507	197172	20.4
000-006-22	Horned Toad	3 4	1S	39 E	3507	197172	20.7
000-006-22	Lizard	4,9	1S	39 E	3507	197172	20.7
000-006-22	Pittsburg	3,4	1S	39 E	3507	197172	20.7
000-006-22	Rattlesnake	4	1S	39 E	3507	197172	20.7
000-006-22	Scorpion	4,9	1S	39 E	3507	197172	20.7
000-006-22	Spider	4	1S	39 E	3507	197172	20.7
000-006-22	Blair	1	25	38 E	66	19164	14.07
Total	54

Fee Lands:

Esmeralda County Parcel Number	Description	Description
002-013-03	Silver Peak Block 8, Lot 4	Lot
002-011-01	Silver Peak Block C, Lot 7	Lot
007-110-04	SE 1/4 SE1/4 Section 8, Township 2 South, Range 38 East	40 acres
007-110-04	N1/2 NE1/4 Section 17. Township 2 South, Range 38 East	80 acres